BNY MELLON MUNICIPAL INCOME, INC

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of BNY Mellon Municipal Income, Inc. (the “Fund”) will be held at the offices of BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, 10th Floor, New York, New York 10286, on Tuesday, June 16, 2020 at 10:30 a.m., Eastern time, for the following purposes:

1. To elect four Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Due to evolving recommendations from public officials and/or public health officials, travel concerns and other difficulties arising from the coronavirus, known as COVID-19, the date, time, location or means of conducting the meeting may change. In the event of such a change, the Fund will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Although no decision has been made, the Fund may consider imposing additional procedures or limitations on meeting attendees or conducting the meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the meeting will be held virtually in whole or in part, the Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Fund plans to announce these changes, if any, at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp, and encourages you to check this website prior to the meeting if you plan to attend.

     Stockholders of record at the close of business on April 13, 2020 will be entitled to receive notice of and to vote at the meeting.

New York, New York
May 1, 2020

BNY MELLON MUNICIPAL INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 16, 2020

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of BNY Mellon Municipal Income, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, June 16, 2020 at 10:30 a.m., Eastern time, at the offices of BNY Mellon Investment Adviser, Inc., the Fund’s investment adviser (“Investment Adviser”), at 240 Greenwich Street, 10th Floor, New York, New York 10286, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 13, 2020 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for the Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B. As of April 13, 2020, the Fund had outstanding the following number of shares:

Common
Stock Outstanding	APS Outstanding
20,748,492	1,209

     It is estimated that proxy materials will be mailed to stockholders of record on or about May 1, 2020. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of the Fund’s most recent Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2020: This proxy statement and a copy of the Fund’s most recent Annual Report to Stockholders are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of four Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are Joseph S. DiMartino, Andrew J. Donohue, Isabel P. Dunst and Benaree Pratt Wiley. Each Nominee currently serves as a Director of the Fund and is a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee, except Mr. Donohue, has previously been elected by the Fund’s stockholders. Mr. Donohue was appointed to the Board by the Fund’s Directors at a meeting held on July 23, 2019. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A to this proxy statement. Except for Gordon J. Davis, none of the Nominees or Continuing Directors are deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (an “Interested Director”). Mr. Davis is deemed to be an Interested Director of the Fund as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

     Under the 1940 Act and the terms of the Fund’s charter, holders of Common Stock and APS will vote together as a single class with respect to the election of Ms. Dunst and Messrs. DiMartino and Donohue; and APS holders will vote separately, to the exclusion of holders of Common Stock, with respect to the election of Ms. Wiley.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”)) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of the Fund’s investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr. Davis, all of the Fund’s Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors of the Fund, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

Nominees for Class III Directors with Terms Expiring in 2023

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
JOSEPH S. DiMARTINO(76)	Director or Trustee of funds	CBIZ, Inc., a public company
Class III Director (1995)	in the BNY Mellon Family	providing professional
	of Funds and certain other	business services, products
	entities (as listed herein)	and solutions, Director
(1997 – Present)

ANDREW J. DONOHUE (69)	Of Counsel, Shearman &	Oppenheimer Funds (58
Class III Director Nominee	Sterling LLP (2017 – 2019)	funds), Director (2017 –
	Chief of Staff to the Chair of	2019)
the SEC (2015 – 2017)
Managing Director and
Investment Company
General Counsel of Gold-
man Sachs (2012 – 2015)

Nominees for Class III Directors with Terms Expiring in 2023 (cont’d)

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
ISABEL P. DUNST (73)	Senior Counsel, Hogan	None
Class III Director (2014)	Lovells LLP (2018 – 2019);
Of Counsel (2015 – 2018);
Partner (1990 – 2015)

BENAREE PRATT WILEY (73)	Principal, The Wiley Group,	CBIZ, Inc., a public company
APS Designee	a firm specializing in strategy	providing professional
Class III Director (2009)	and business development	business services, products
	(2005 – Present)	and solutions, Director
(2008 – Present)
Blue Cross-Blue Shield of
Massachusetts, Director
(2004 – Present)

     Each Nominee, except Mr. Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Donohue has been in the investment funds industry for over 40 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Director Nominees

     Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Andrew J. (Buddy) Donohue – Mr. Donohue has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as  Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC’s Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S.  investment  funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association’s Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director’s Guidebook and, since 2018, director of the Mutual Fund Directors

Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

     Isabel P. Dunst – Ms. Dunst has been practicing law for over 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel’s Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position. Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 25 years. Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College –Jewish Institute of Religion.

     Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston’s capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo’s African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

     Fund Board Committees. The Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the compensation committee.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.im.bnymellon.com in the “BNY Mellon Audit Committee Charter” section under “Investments – Closed End Funds”.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures

(the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Independent Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan. Each emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became emeritus and a per meeting attended fee of one-half the amount paid to Directors.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended September 30, 2019, and the aggregate amount of compensation paid to each Nominee by all funds in the BNY Mellon Family of Funds for which the Nominee was a board member during 2019, was as follows*:

		Aggregate Compensation from
	Compensation	the Fund and Fund Complex
Name of Nominee	from the Fund	Paid to Nominee (**)
Joseph S. DiMartino***	$10,454	$1,252,625 (123)
Andrew J. Donohue****	$277	$207,674 (57)
Isabel P. Dunst	$8,265	$261,000 (33)
Benaree Pratt Wiley	$4,867	$649,000 (78)

*	Amount does not include expenses reimbursed to Directors for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2019.
***

Amounts shown do not include the costs of office space and related parking, office supplies and secretarial services and health benefits for the Chairman of the Board and his spouse, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets). In 2019, the amount paid by the Fund was approximately $283.

****	Mr. Donohue was appointed to the Fund’s Board and the Boards of certain other funds in the BNY Mellon Family of Funds in July 2019.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the BNY Mellon Family of Funds for which each such person was a board member in 2019 are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on July 23, 2019, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the independent auditors for the Fund’s fiscal year ending September 30, 2020. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. The audit committee’s report is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by EY in the Fund’s last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$36,997/$38,144	$0/$0
Audit-Related Fees[2]	$32,418/$32,993	$0/$0
Tax Fees[3]	$3,553/$3,765	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$665,432/$616,403

1 Fiscal years ended September 30, 2018/September 30, 2019.

2 Services to the Fund consisted of: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission (the “SEC”), the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary creating the series of action rate preferred stock.

3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/ or treatment of various financial instruments held or proposed to be acquired or held.

4 Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

     A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Any proposals of stockholders that are intended to be presented at the Fund’s 2021 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the Fund at the Fund’s principal executive offices no later than January 1, 2021, and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2021 Annual Meeting of Stockholders (but not included in the Funds’ proxy statement) a stockholder’s notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices no later than 5:00 p.m. Eastern time on March 18, 2021.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 1, 2020

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Directors with Terms Expiring in 2021

Name (Age) of
Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
Independent Directors

FRANCINE J. BOVICH (69) Trustee, The Bradley Trusts,		Annaly Capital Management,
Class I Director (2015)	private trust funds (2011 –	Inc., a real estate investment
	Present)	trust, Director (2014 –
Present)

ROSLYN M. WATSON (71)	Principal, Watson	American Express Bank,
Class I Director (2014)	Ventures, Inc., a real estate	FSB, Director (1993 –
	investment company	2018)
(1993 – Present)

Interested Director

GORDON J. DAVIS (79)[1]	Partner in the law firm of	None
Class I Director (2012)	Venable LLP (2012 –
Present)

1Mr. Davis is deemed to be an Interested Director as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

Continuing Class II Directors with Terms Expiring in 2022
Name (Age) of
Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
NATHAN LEVENTHAL (77)	President Emeritus of Lincoln	Movado Group, Inc., a
APS Designee	Center for the Performing	public company that
Class II Director (2013)	Arts (2001 – Present)	designs, sources, markets
	President of the Palm Beach	and distributes watches,
	Opera (2016 – Present)	Director (2003 – Present)

ROBIN A. MELVIN (57)	Co-Chair, Mentor Illinois,	None
Class II Director (2014)	a non-profit organization
dedicated to increasing
the quantity and quality
of mentoring services in
Illinois; (2014 – Present);
Board member (2013 –
Present)

J. CHARLES CARDONA (65) President of the Investment		BNY Mellon ETF Trust,
Class II Director (2014)	Adviser (2008 – 2016)	Chairman and Director
	Chief Executive Officer of	(2020 -- Present)
	Dreyfus Cash Investment	BNY Mellon Liquidity
	Strategies, a division of the	Funds, Chairman and
	Investment Adviser (2009 –	Director (2019 – Present)
2016)
Chairman (2013 – 2016)
and Executive Vice
President (1997 – 2013)
of BNY Mellon Securities
Corporation (“BNYMSC”)

     Each Continuing Director, except Ms. Bovich and Mr. Cardona, has been a BNY Mellon Family of Funds board member for over twenty years. Ms. Bovich has been in the asset management business for over 40 years and Mr. Cardona was an employee of The Dreyfus Corporation, the predecessor of the Investment Adviser, for over 30 years prior to his retirement in 2016. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Independent Directors

     Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital

Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. Mr. Cardona was the President and a Director of The Dreyfus Corporation, the predecessor of the Investment Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Investment Adviser, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of BNYMSC, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of BNYMSC. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Retail Division of BNYMSC, which he joined in 1981.

     Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

     Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since

2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

     Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Interested Director

     Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

     Nominees’ and Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of the Fund’s Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2019.

	Fund	Aggregate Holding of
Name of Continuing	Common	Funds in the
Director or Nominee	Stock	Dreyfus Family of Funds
Independent Directors and
Director Nominees
J. Charles Cardona	None	$10,001 – $50,000
Joseph S. DiMartino*	None	Over $100,000
Andrew J. Donohue*	None	Over $100,000
Isabel P. Dunst*	None	None
Francine J. Bovich	None	None
Nathan Leventhal	None	None
Robin A. Melvin	None	Over $100,000
Roslyn M. Watson	None	$10,001 – $50,000
Benaree Pratt Wiley*	None	$50,001 – $100,000
Interested Director
Gordon J. Davis	None	None

*Nominee.

     As of December 31, 2019, none of the Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD

  The Fund held seven Board meetings, seven audit committee meetings, three nominating committee meetings and one compensation committee meeting during the last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.

  All Continuing Directors and Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

     Compensation Table. The amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended September 30, 2019, and the aggregate amount of compensation paid to each Continuing Director by all funds in the BNY Mellon Family of Funds for which the Continuing Director was a board member during 2019, was as follows*:

		Aggregate Compensation
	Compensation	from the Fund and
Name of	from the	Fund Complex Paid to
Continuing Director	Fund	Continuing Director(**)
Independent Directors
Francine J. Bovich	$8,367	$658,500 (71)
J. Charles Cardona	$8,373	$281,000 (33)
Nathan Leventhal	$8,370	$441,000 (47)
Robin A. Melvin	$8,370	$812,000 (99)
Roslyn M. Watson	$8,262	$457,000 (57)
Interested Director
Gordon J. Davis	$4,870	$436,500 (54)
Emeritus Directors
Clifford L. Alexander	$786	$170,000 (47)
Whitney I. Gerard	$1,346	$112,500 (33)
George L. Perry	$786	$90,000 (33)
Philip Toia	$225	$155,000 (64)

* Amounts shown do not include expenses reimbursed to Directors for attending board meetings.
**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Directors served as board members in 2019.

PART II

     Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
RENEE LAROCHE-MORRIS
President (2019)	49	President and Director of the Investment
		Adviser since January 2018; Chairman
		and Director of the BNYMSC
		since June 2018 and Executive Vice
		President of BNYMSC since March
		2018; Chief Financial Officer of BNY
		Mellon Wealth Management from
		May 2014 to December 2017. She is
		an officer of 62 investment companies
		(comprised of 118 portfolios) managed
		by the Investment Adviser.
JAMES WINDELS
Treasurer (2001)	62	Director – BNY Mellon Fund
		Administration, and an officer of 63
		investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	49	Chief Legal Officer of the Investment

		Adviser and Associate General Counsel
		and Managing Director of The Bank
		of New York Mellon Corporation
		“BNY Mellon”) since June 2015;
		Director and Associate General
		Counsel of Deutsche Bank – Asset &
		Wealth Management Division from
		June 2005 to June 2015; and Chief
		Legal Officer of Deutsche Investment
		Management Americas Inc. from June
		2012 to May 2015. He is an officer of
		63 investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
DAVID DIPETRILLO
Vice President (2019)	42	Head of North America Product, BNY
		Mellon Investment Management since
		January 2018; Director of Product
		Strategy, BNY Mellon Investment
		Management from January 2016 to
		December 2017; Head of US Retail
		Product and Channel Marketing, BNY
		Mellon Investment Management from
		January 2014 to December 2015. He is
		an officer of 62 investment companies
		(comprised of 118 portfolios) managed
		by the Investment Adviser.
JAMES BITETTO
Vice President and	54	Senior Managing Counsel of BNY
Secretary[1] (2005)		Mellon since December 2019:
		Managing Counsel of BNY Mellon
		from April 2014 to November 2019;
		Secretary of the Investment Adviser, and
		an officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by the Investment Adviser.
SONALEE CROSS
Vice President and	33	Counsel of BNY Mellon since
Assistant Secretary (2018)		October 2016; Associate at Proskauer
		Rose LLP from April 2016 to
		September 2016; Attorney at EnTrust
		Capital from August 2015 to February
		2016; Associate at Sidley Austin
		LLP from September 2013 until
		August 2015. She is an officer of 63
		investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
DEIRDRE CUNNANE
Vice President and	29	Counsel of BNY Mellon since August
Assistant Secretary (2019)		2018; Senior Regulatory Specialist at
		BNY Mellon Investment Management

		Services from February 2016 to August
		2018; Trustee Associate at BNY Mellon
		Trust Company (Ireland) Limited from
		August 2013 to February 2016. She is
		an officer of 63 investment companies
		(comprised of 141portfolios) managed
		by the Investment Adviser.
SARAH S. KELLEHER
Vice President and	45	Managing Counsel of BNY Mellon
Assistant Secretary (2014)		since December 2017; Senior Counsel
		of BNY Mellon from March 2013 to
		December 2017. She is an officer of
		63 investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.
JEFF S. PRUSNOFSKY
Vice President and	55	Senior Managing Counsel of BNY
Assistant Secretary (2005)		Mellon, and an officer of 63 investment
		companies (comprised of 141 portfolios)
		managed by the Investment Adviser.
AMANDA QUINN
Vice President and	35	Counsel of BNY Mellon since June
Assistant Secretary (2020)		2019; Regulatory Administration
		Manager at BNY Mellon Investment
		Management Services from September
		2018 to May 2019; Senior Regulatory
		Specialist at BNY Mellon Investment
		Management Services from April 2015
		to August 2018. She is an officer of
		63 investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
PETER SULLIVAN
Vice President and	52	Managing Counsel of BNY Mellon,
Assistant Secretary (2019)		and an officer of 63 investment
		companies (comprised of 141 portfolios)
		managed by the Investment Adviser.
NATALYA ZELENSKY
Vice President and	35	Managing Counsel of BNY Mellon
Assistant Secretary (2017)		since December 2019; Counsel of
		BNY Mellon from May 2016 to
		December 2019; attorney at
		Wildermuth Endowment Strategy
		Fund/Wildermuth Advisory, LLC
		from November 2015 until May 2016
		and Assistant General Counsel at RCS
		Advisory Services from July 2014 to
		November 2015. She is an officer of
		63 investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.
GAVIN C. REILLY
Assistant Treasurer (2005)	52	Tax Manager — BNY Mellon Fund
		Administration, and an officer of 63
		investment companies (comprised
		of 141 portfolios) managed by the
		Investment Adviser.
ROBERT S. ROBOL
Assistant Treasurer (2005)	55	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by the Investment Adviser.
ROBERT SALVIOLO
Assistant Treasurer (2007)	53	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by the Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
ROBERT SVAGNA
Assistant Treasurer (2005)	53	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by the Investment Adviser.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	63	Chief Compliance Officer of the
		Investment Adviser, the BNY Mellon
		Family of Funds and BNY Mellon
		Funds Trust (63 investment companies,
		comprised of 141 portfolios).

[1] Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

     The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 13, 2020 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of April 13, 2020, none of the Nominees, Continuing Directors or officers of the Fund owned any shares of Common Stock or APS.

     To the Fund’s knowledge, based on Schedule 13G filings as of April 13, 2020, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

		Number
	Name and Address of	of Shares	Percent of
Title of Class	Beneficial Owner	Owned	Class
Common Stock	First Trust Portfolios L.P.*	2,176,972	10.49%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive, Suite 400
	Wheaton, IL 60187

APS	UBS Group AG Bahnhofstrasse 45	825	68.24%
	PO Box CH-8021
	Zurich, Switzerland

APS	Bank of America Corporation**	195	16.13%
	Bank of America Corporate Center
	100 North Tryon Street
	Charlotte, NC 28255

APS	Blue Ridge Investments, L.L.C.**	134	11.08%
	214 North Tryon Street
	Charlotte, NC 28255

APS	Bank of America N.A.**	61	5.05%
	100 North Tryon Street
	Charlotte, NC 28255

*These entities share voting and dispositive power with respect to the share amount and percentage shown. **Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to 195 shares through its wholly-owned subsidiaries Blue Ridge Investments, L.L.C. and Bank of America N.A.

     As of April 13, 2020, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 94.45% of the outstanding shares of Common Stock and 100% of the outstanding shares of APS.

Delinquent Section 16(a) Reports

     Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund’s officers and Directors, persons owning more than 10% of the Fund’s Common Stock or APS, and certain additional persons are required to report their transactions in the Fund’s Common Stock or APS to the SEC, the New York Stock Exchange and the Fund, as applicable. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended September 30, 2019, all filing requirements applicable to such persons were complied with except that Sonalee Cross, who became Vice President and Assistant Secretary of the Fund on March 31, 2018, did not report on a timely basis in a Form 3 filing that she had no Common Stock or APS as of March 31, 2018. However, the described failure to file was subsequently reported on Form 3 during the fiscal year ended September 30, 2019.

EXHIBIT B

THE BNY MELLON FAMILY OF FUNDS

BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures

Organization

     The Nominating Committee (the “Committee”) of each fund in the BNY Mellon Family of Funds (each, the “Fund”) shall be composed solely of Directors/ Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;

  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her service on the Board;

  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

B-1

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

  the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

     In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2

EXHIBIT C
REPORT OF THE AUDIT COMMITTEE
BNY Mellon Municipal Income, Inc.
(the “Fund”)

November 26, 2019

     The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The Committee reviewed with the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Committee discussed with the independent auditors the auditors’ independence from management and the Fund, including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

     The Committee discussed with the independent auditors the overall scope and plan for the audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended September 30, 2019.

Francine J. Bovich, Audit Committee Chair
J. Charles Cardona, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Isabel P. Dunst, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0424-PROXY-20

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	BNY MELLON MUNICIPAL INCOME, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2020
COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the "Fund") hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 13, 2020, at the Annual Meeting of Stockholders of the Fund to be held at the offices of BNY Mellon Investment Adviser, Inc. the Fund's investment adviser, 240 Greenwich Street, 10th Floor, New York, NY 10286, on Tuesday, June 16, 2020, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_31270_042320
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 16, 2020.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website: https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR database.

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	BNY MELLON MUNICIPAL INCOME, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2020
PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the "Fund") hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 13, 2020, at the Annual Meeting of Stockholders of the Fund to be held at the offices of BNY Mellon Investment Adviser, Inc. the Fund's investment adviser, 240 Greenwich Street, 10th Floor, New York, NY 10286, on Tuesday, June 16, 2020, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

BNY_31270_042320_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 16, 2020.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website: https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR database.

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.